DISPOSITION OF ISOCYANATES BUSINESSES ("TDI/ADI")

In accordance with the terms of the Asset Purchase Agreement, dated December 4, 1996, between Olin Corporation ("Olin" or "Company") and ARCO Chemical Company ("ARCO"), as amended, Olin sold its isocyanates business for $565 million in cash. The sale included all assets at Olin's Lake Charles, LA facility used in the manufacture and sale of TDI, ADI, and Nitric Acid.

SPIN-OFF OF PRIMEX TECHNOLOGIES, INC.

The spin-off of Olin's ordnance and aerospace businesses will become effective on December 31, 1996. Primex Technologies, Inc. ("Primex"), which will own all of Olin's former ordnance and aerospace businesses, will commence operations on the following day as an independent public company. Holders of Olin Common Stock of record as of the close of business on December 19, 1996 will receive one Primex common share for every ten shares of Olin Common Stock held.

PRO FORMA

The following unaudited pro forma condensed consolidated information is based on the historical consolidated financial statements of the Company adjusted to give effect to the transactions described above.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 1996 gives effect to the elimination of the disposed/spun-off businesses, as well as other adjustments, assuming the transactions had taken place on September 30, 1996, and the cash had been received at that time. The cash proceeds received by the Company will be used to pay off all short-term borrowings.

The unaudited pro forma condensed consolidated income statements for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to the elimination of the disposed/spun-off businesses as well as other adjustments, assuming the dispositions had taken place as of the beginning of each of those periods.

The pro forma adjustments are based upon available information and certain assumptions that Management believes are reasonable.

The following unaudited pro forma condensed consolidated financial statements have been prepared in accordance with the rules and regulation of the Securities and Exchange Commission. Management does not believe that this pro forma presentation is indicative of the financial position and results which would have occurred had the transactions occurred on the dates indicated in the pro forma condensed consolidated financial statements because of the hypothetical nature of the pro forma information and because the Company may have operated its other remaining businesses differently during those periods.

                         						OLIN CORPORATION
			            Pro Forma Condensed Consolidated Income Statement
   					                     September 30, 1996
                        						   (Unaudited)
               					  (in millions, except share data)
                                                       								      Pro Forma
                                         						   Divestments       Adjustments
                           				   Historically  ---------------   ---------------
                           				     Reported    ADI,TDI  Primex   (a)   (b)   (c)   Pro Forma
                           				   ------------  -------  ------   ---   ---   ---   ---------
Sales                               $    2,362      228     329      -    23     -   $    1,828
Operating Expenses:
   Cost of Goods Sold                    1,822      163     277      -    23     -        1,405
   Selling and Administration              289       12      49      -     -     -          228
   Research and Development                 34        7       4      -     -     -           23
                                   					 -----      ---     ---    ---   ---   ---        -----

Operating Income (Loss)                    217       46      (1)     -     -     -          172

 Interest Expense                           30        -       7     (5)    -     -           18
 Interest and Other Income                  21       (4)      1      -     -     -           24
                                   					 -----      ---     ---    ---   ---   ---        -----

 Income (Loss) Before Taxes                208       42      (7)     5     -     -          178
 Income Tax Provision                       74       13       1      -     -     2           62
                                   					 -----      ---     ---    ---   ---   ---        -----

 Net Income (Loss)                         134       29      (8)     5     -    (2)         116
 Preferred Dividends                         4        -       -      -     -     -            4
                                   					 -----      ---     ---    ---   ---   ---        -----

 Net Income (Loss) Available
    to Common Shareholders          $      130       29      (8)     5     -    (2)  $      112
                                   					 =====      ===     ===    ===   ===   ===        =====

 Net Income Per Common Share:
   Primary                          $     2.60                                       $     2.23
   Fully Diluted                    $     2.53                                       $     2.17

 Average Common Shares Outstanding:
   Primary                          49,772,000                                       49,772,000
   Fully Diluted                    52,208,000                                       52,208,000

                            						OLIN CORPORATION
      			      Pro Forma Condensed Consolidated Income Statement
                           						December 31, 1995
                          						   (Unaudited)
                   					  (in millions, except share data)
                                                       								     Pro Forma
                                         						   Divestments      Adjustments
                            				   Historically  ---------------  ----------------
                             			     Reported    ADI,TDI  Primex   (a)   (b)   (c)   Pro Forma
			                            	   ------------  -------  ------   ---   ---   ---   ---------
Sales                               $    3,150      255     508      -    14     -   $    2,401
Operating Expenses:
   Cost of Goods Sold                    2,520      215     429      -    14     -        1,890
   Selling and Administration              346       14      53      -     -     -          279
   Research and Development                 39        7       5      -     -     -           27
                                   					 -----      ---     ---    ---   ---   ---        -----

Operating Income (Loss)                    245        19      21     -     -     -          205

 Interest Expense                           44        -       9     (8)    -     -           27
 Interest and Other Income                  16       (4)      1      -     -     -           19
                                         -----      ---     ---    ---   ---   ---        -----

 Income (Loss) Before Taxes                217       15      13      8     -     -          197
 Income Tax Provision                       77        5       7      -     -     3           68
                                   					 -----      ---     ---    ---   ---   ---        -----

 Net Income (Loss)                         140       10       6      8     -    (3)         129
 Preferred Dividends                         6        -       -      -     -     -            6
                                   					 -----      ---     ---    ---   ---   ---        -----

 Net Income (Loss) Available
    to Common Shareholders          $      134       10       6      8     -    (3)  $      123
                                   					 =====      ===     ===    ===   ===   ===        =====

 Net Income Per Common Share:
   Primary                          $     2.75                                       $     2.53
   Fully Diluted                    $     2.67                                       $     2.45

 Average Common Shares Outstanding:
   Primary                          48,866,000                                       48,866,000
   Fully Diluted                    51,292,000                                       51,292,000

                        				OLIN CORPORATION
					     	   Notes to Pro Forma Condensed Consolidated Income Statement
		For the Nine Months Ended September 30, 1996 and Year ended December 31, 1995
					                     		   (Unaudited)

The preceding pro forma income statements presents the consolidated income of Olin for the nine months ended September 30, 1996 and year ended December 31, 1995 after eliminating the disposed TDI/ADI businesses as well as the spin-off of Primex and after giving effect to the adjustments described below.

The adjustments made to these pro forma income statements assume that the transactions occurred as of the beginning of each period.

It is Management's opinion that these pro forma results are not necessarily indicative of the results which would have occurred had the dispositions been made at the beginning of each of those periods.

HISTORICALLY REPORTED

The historically reported column represents the historical consolidated income of Olin for the nine months ended September 30, 1996 and year ended December 31, 1995, respectively.

DIVESTMENTS

The divestments represent the historical results of the disposed and spun-off businesses for the nine months ended September 30, 1996 and year ended December 31, 1995.

     TDI/ADI

     The historical results for the TDI/ADI business comprise all of the Company's isocyanates business conducted out of the Company's Lake Charles, LA facility. The historical results include certain allocations of corporate and division costs based on various methods including usage, effort, direct labor dollars, volume of flows, headcount, checks processed, square footage, insurance value, and gross investment. Income taxes have been provided based on an estimate of the effective rate on a stand alone basis. The historical results include only those allocated costs which managment believes will be eliminated as a direct result of the transaction. Management believes that the method used to allocate the costs and expenses is reasonable.

     In connection with the transaction, the Company expects to record an estimated after-tax gain of $115 million which represents the sales proceeds net of commission and other expenses less the Company's basis in the disposed businesses. This non-recurring gain results directly from the transaction and will be included in the Company's results for the year ended December 31, 1996. Accordingly, such amounts are not included in the accompanying pro forma condensed consolidated income statement.

     PRIMEX TECHNOLOGIES, INC.

     The historical results for Primex represent the results of Olin's former ordnance and aerospace divisions. The historical results for Primex Include an allocation of Olin's consolidated debt and interest expense related to the assigned portion of Olin's debt. The amount of debt allocated was based on providing a debt to capital ratio similar to that of Olin as well as a level of debt that Primex could maintain on an independent basis in the future. The allocated debt of $125 million represents the amount to be borrowed by Olin under a credit facility established by Olin and assumed by Primex prior to the distribution on December 31, 1996. The cash will be used to pay off existing Olin debt. An assessment of corporate overhead is included in selling and administration expenses with the allocation based on either effort committed or number of employees. Management believes that the allocation method used to allocate the costs and expenses is reasonable, however, such allocated amounts may or may not necessarily be indicative of what those costs and expenses would have been had the company operated independently of Olin. Income taxes have been calculated based on Primex's allocated share of Olin's consolidated income tax provision and is calculated on a separate Company basis pursuant to the requirements of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

     This transaction is a tax free spin-off, accordingly, no gain or loss will be recorded by Olin.

PRO FORMA ADJUSTMENTS

  (a) This adjustment eliminates the interest expense on short-term borrowings that will be paid down with the proceeds from the divestment of TDI/ADI.

  (b) This adjustment records the sales from Olin's Chlor-Alkali division to TDI/ADI which had been eliminated in the historical consolidated income statements as they were considered intercompany sales.

  (c) This adjustment records the income tax provision on the pro forma adjustments at the statutory rate of 38.9%.

OTHER MATTERS

The Olin board of directors authorized the use of a portion of the proceeds from these divestitures to purchase up to 10 percent of the company's common stock in the open market as market conditions warrant.

The effect on pro forma fully diluted earnings per share of investing the net proceeds after repaying short-term debt (as reflected in pro forma adjustment
(a)) in an investment portfolio assumed to earn 5.5% annually would be an increase of $0.12 and $0.15 for the nine months ended September 30, 1996 and year ended December 31, 1995, respectively.

The effect of the share repurchase, assuming 5 million shares are purchased at $40 per share at the beginning of the period with the remaining net proceeds after repaying short-term debt (as reflected in pro forma adjustment (a)) invested in an investment portfolio assumed to earn 5.5% annually, on pro forma fully diluted earnings per share would be an increase of $0.26 and $0.29 for the nine months ended September 30, 1996 and year ended December 31, 1995, respectively.

                           							OLIN CORPORATION
           					  Pro Forma Condensed Consolidated Balance Sheet
                   						       September 30, 1996
                          							   (Unaudited)
                         							  (in millions)
                                                       								    Pro Forma
                                          						   Divestments     Adjustment
                            				   Historically  ---------------   ----------
                            				     Reported    ADI,TDI  Primex       (a)     Pro Forma
                            				   ------------  -------  ------       ---     ---------
Current Assets:
  Cash and Investments              $      5       565        -        (64)     $    506
  Receivables, net                       543       (58)    (127)         -           358
  Inventories                            412       (50)     (49)         -           313
  Other Current Assets                    87        (1)     (10)         -            76
                            				      ------      ----     ----        ---        ------
     Total Current Assets              1,047       456     (186)       (64)        1,253

Property, Plant and Equipment, net       899      (167)    (103)         -           629
Other Assets                             282        62      (63)         -           281
                            				      ------      ----     ----        ---        ------

Total Assets                        $  2,228       351     (352)       (64)     $  2,163
                            				      ======      ====     ====        ===        ======

Current Liabilities:
  Short-Term Borrowings and Current
     Installments of Long-Term Debt $    207         -     (125)       (64)           18
  Accounts Payable                       218       (27)     (17)         -           174
  Other Current Liabilities              325       210      (24)         -           511
                            				      ------      ----     ----        ---        ------
     Total Current Liabilities           750       183     (166)       (64)          703

Long-Term Debt                           276         -        -          -           276
Other Liabilities                        252        53      (28)         -           277
	                            			      ------      ----     ----        ---        ------

  Total Liabilities                    1,278       236     (194)       (64)        1,256
	                            			      ------      ----     ----        ---        ------

Shareholders' Equity:
  Preferred Stock                         77         -        -          -            77
  Common Stock                            50         -        -          -            50
  Additional Paid-In Capital             411         -        -          -           411
  Retained Earnings                      428       115     (158)         -           385
  Other Shareholders' Equity             (16)        -        -          -           (16)
                            				      ------      ----     ----        ---        ------
     Total Shareholders' Equity          950       115     (158)         -           907
                            				      ------      ----     ----        ---        ------

Total Liabilities and
  Shareholders' Equity                 2,228       351     (352)       (64)     $  2,163
                            				      ======      ====     ====        ===        ======

                       				OLIN CORPORATION
	     Notes to Pro Forma Condensed Consolidated Balance Sheet
			                       September 30, 1996
				                          (Unaudited)

The preceding pro forma balance sheet presents the consolidated financial position as of September 30, 1996 after eliminating the disposed TDI/ADI businesses as well as the spin-off of Primex and after giving effect to the adjustments described below.

The adjustments made to this pro forma income statement assume that the transactions occurred as of September 30, 1996.

HISTORICALLY REPORTED

The historically reported column represents the historical consolidated balance sheet as of September 30, 1996.

DIVESTMENTS

The divestments represent the historical balance sheet positions of the disposed and spun-off businesses and the amounts related to the transactions as of September 30, 1996.

     TDI/ADI

     The historical balance sheet amounts for the TDI/ADI business comprise all of the isocyanates business and related assets at the Company's Lake Charles, LA facility. The historical balance sheet includes all of the asset that will be sold in the transaction. Also this column records the proceeds from the sale of TDI/ADI net of certain liabilities related to the sale of the businesses including certain transaction fees, environmental, severance, and other costs directly attributable to the transaction, and records the gain on the transaction net of applicable current and deferred taxes. The gain on the transaction is estimated at $115 million which is net of taxes (calculated on a financial-accounting basis) estimated at $73 million.

     PRIMEX TECHNOLOGIES, INC.

     The historical balance sheet for Primex represents the accounts of Olin's former ordnance and aerospace divisions. The historical balance sheet for Primex includes an allocation of Olin's consolidated debt related to the assigned portion of Olin's debt. The amount of debt allocated was based on providing a debt to capital ratio similar to that of Olin as well as a level of debt that Primex could maintain on an independent basis in the future. The allocated debt of $125 million represents the amount to be borrowed by Olin under a credit facility established by Olin and assumed by Primex prior to the distribution on December 31, 1996. The cash will be used to pay off existing Olin debt and is reflected accordingly in the pro forma balance sheet.

PRO FORMA ADJUSTMENTS

(a) This adjustment records the pay down of short-term borrowings with the proceeds from the transaction.